OLD MUTUAL FUNDS I

Old Mutual Analytic Defensive Equity Fund

Old Mutual Analytic Global Defensive Equity Fund

Old Mutual Clay Finlay China Fund

Old Mutual Clay Finlay Emerging Markets Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Equity Fund

Supplement dated June 11, 2008

to the Prospectus dated November 19, 2007, as supplemented

This Supplement updates certain information contained in the currently effective Prospectus of the above named funds, series funds of Old Mutual Funds I. You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

The Portfolio Managers

The section of the Prospectus entitled “The Adviser & Sub-Advisers – The Portfolio Managers” is amended by replacing the section regarding Clay Finlay LLC in its entirety with the following:

	Name (Role on Team)	Business Experience
Clay Finlay LLC
	Jonathan D. Allen, CFA (Co-Manager: Old Mutual International Equity Fund)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay.
	Steve Miller (Co-Manager: Old Mutual Clay Finlay Emerging Markets Fund)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay.
	Greg Stanek, CFA (Co-Manager: Old Mutual Clay Finlay Emerging Markets Fund)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay.
	Henrik Strabo (Co-Manager: Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund)	Chief Investment Officer and Director, Clay Finlay, since September 2006; Chief Investment Officer, International Equities, American Century, 1993 to 2005.
	Francoise Vappereau (Co-Manager: Old Mutual Clay Finlay China Fund)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay, since 2005; Investment Consultant, Research Works, 2003 to 2004.

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Distributor: Old Mutual Investment Partners

R-08-294 06/2008

OLD MUTUAL FUNDS I

Old Mutual Analytic Defensive Equity Fund

Old Mutual Analytic Global Defensive Equity Fund

Old Mutual Clay Finlay China Fund

Old Mutual Clay Finlay Emerging Markets Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Equity Fund

Old Mutual International Bond Fund

Old Mutual Provident Mid-Cap Growth Fund

Supplement dated June 11, 2008

to the Statement of Additional Information dated February 1, 2008, as supplemented

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of the above named funds, series funds of Old Mutual Funds I. You should retain your SAI and all current supplements for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

The Sub-Advisers

The section of the SAI entitled “The Sub-Advisers” is amended by replacing the section regarding Clay Finlay LLC in its entirety with the following:

Clay Finlay LLC (“Clay Finlay”)

The Trust, on behalf of Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund, and the Adviser have entered into a sub-advisory agreement with Clay Finlay. For the services provided and expenses incurred pursuant to the sub-advisory agreement, Clay Finlay is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each such Fund, net 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints, which is computed and paid monthly at an annual rate of 1.00% for Clay Finlay China Fund, 0.80% for Emerging Markets Fund, and 0.60% for International Equity Fund.

Compensation. Clay Finlay compensates its portfolio managers for their management of Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund. Each portfolio manager’s compensation consists of an industry competitive base salary, discretionary bonus, and equity distributions. A portfolio manager’s discretionary bonus is based on the performance of the product managed by the portfolio manager and overall performance of Clay Finlay, in terms of profitability.

Fund Shares Owned by the Portfolio Managers. As of March 31, 2008, none of Clay Finlay’s portfolio managers owned any shares of the Funds.

Other Accounts. As of March 31, 2008, Clay Finlay’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund, as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Jonathan D. Allen, CFA	1 (0)	$345 ($0)	3 (0)	$286 ($0)	11 (3)	$1,250 ($175)

Steven Miller	3 (0)	$32 ($0)	2 (0)	$9 ($0)	1 (0)	$131 ($0)

Gregory Stanek	3 (0)	$32 ($0)	5 (1)	$78 ($19)	5 (0)	$762 ($0)

Henrik Strabo	5 (0)	$433 ($0)	7 (0)	$614 ($0)	14 (5)	$1,809 ($311)

Francoise Vappereau	0 (0)	$0 ($0)	0 (0)	$0 ($0)	0 (0)	$0 ($0)

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

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Distributor: Old Mutual Investment Partners

R-08-295 06/2008

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